Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2011
Significant Components of Prepaid Expenses and Other Current Assets

Significant components of prepaid expenses and other current assets at December 31 are summarized as follows:

(in thousands)	2011	2010
Prepaid expenses	$20,917	15,421
Supplies inventory	10,053	7,138
Income taxes receivable	126	12,977
Other	41,335	42,312

Total	$72,431	77,848